Equity Bancshares, Inc. Exhibit 99.1

PRESS RELEASE 7/3/2025

Equity Bancshares, Inc. Completes Merger with NBC Corp. of Oklahoma

Equity Doubles Oklahoma Franchise to 15 Locations

WICHITA, Kan., July 3, 2025 -- Equity Bancshares, Inc. (NYSE: EQBK) (“Equity” or the “Company”), the Wichita-based holding company of Equity Bank, announced the completed acquisition of NBC Corp. of Oklahoma (“NBC”), the parent company of NBC Oklahoma, in Oklahoma City, Oklahoma. With this acquisition, Equity has added seven locations in the state to its current network.

“Our vision has always been to create a regional community bank that remains agile, responsive, and customer-focused,” said Brad Elliott, Chairman and founder of Equity Bancshares. “This merger accelerates that vision by joining forces with a bank that shares our values and entrepreneurial spirit. We look forward to building on NBC’s legacy in Oklahoma.”

NBC locations are reopening as Equity Bank on July 3. The Company expects to consolidate the core and digital banking systems in late August 2025.

Equity announced the merger with NBC on April 2, 2025. Equity has approximately $6.4 billion in proforma consolidated assets and now operates 82 locations in Kansas, Missouri, Arkansas, and Oklahoma. Equity’s Oklahoma franchise grows to 15 locations, made up of 14 banks and one loan production office in Alva, OK.

The combination with NBC brings Equity’s total strategic transactions to 25 since the Company’s founding in 2002, including 13 whole-bank acquisitions since the Company’s initial public offering in 2015.

“This transaction represents another step in Equity’s disciplined acquisition strategy, reinforcing its position as a leading community banking franchise in the Midwest,” said Equity CEO Rick Sems.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the New York Stock Exchange under the symbol “EQBK.” Learn more at www.equitybank.com.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. In addition, the following factors, among others, related to the transaction between Equity and NBC, could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where companies do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting

Equity Bancshares, Inc. Exhibit 99.1

PRESS RELEASE 7/3/2025

from the completion of the transaction; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination could have an adverse effect the parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the combination may be more difficult, time-consuming or expensive than anticipated; and other factors that may affect future results of Equity.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2025, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Media Contact:

Russell Colburn

Public Relations & Communications Manager
Equity Bancshares, Inc.
(913) 583-8011
rcolburn@equitybank.com

Investor Contact:

Brian Katzfey
VP, Director of Corporate Development and Investor Relations
Equity Bancshares, Inc.
(316) 858-3128
bkatzfey@equitybank.com